Exhibit 99.1

Invesco Mortgage Capital Inc. Announces Quarterly Common Dividend

Investor Relations Contact: Jack Bateman, 404-439-3323

Atlanta - March 26, 2021 -- Invesco Mortgage Capital Inc. (the “Company”) (NYSE: IVR) today announced that its Board of Directors declared a quarterly dividend on shares of its common stock.

Common Stock Dividend

The Company's Board of Directors declared a cash dividend of $0.09 per share of common stock for the first quarter of 2021.  The dividend will be paid on April 27, 2021 to stockholders of record on April 9, 2021, with an ex-dividend date of April 8, 2021.

About Invesco Mortgage Capital Inc.

Invesco Mortgage Capital Inc. is a real estate investment trust that focuses on investing in, financing and managing mortgage-backed securities and other mortgage-related assets. Invesco Mortgage Capital Inc. is externally managed and advised by Invesco Advisers, Inc., a subsidiary of Invesco Ltd. (NYSE: IVZ), a leading independent global investment management firm.  Additional information is available at www.invescomortgagecapital.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release may include statements and information that constitute "forward-looking statements" within the meaning of the U.S. securities laws as defined in the Private Securities Litigation Reform Act of 1995, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company's control. These forward-looking statements include those related to our intention and ability to pay dividends, as well as any other statements other than statements of historical fact. The words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” and any other statement that necessarily depends on future events, are intended to identify forward-looking statements.

The forward-looking statements are based on management's beliefs, assumptions and expectations of the Company's future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company, including, without limitation: the Company's ability to accurately estimate its book value per common share; its portfolio composition and cash balances (particularly in light of the highly volatile and uncertain market conditions); changes in interest rates; changes in the yield curve; changes in default and prepayment rates; the availability and terms of financing; changes in the market value of the Company's assets; general economic conditions; conditions in the market for the Company's mortgage backed securities and commercial credit investments; the timing and amount of distributions to stockholders; conditions in the real estate market; legislative and regulatory changes that could adversely affect the business of the Company; and the ongoing spread and economic and operational effects of the COVID-19 virus. Some of the other factors are described in the Company's most recent annual report on Form 10-K, which is available on the SEC's website at www.sec.gov, under the headings “Risk Factors,” “Forward-Looking Statements,” “Business” and “Management's Discussion and Analysis of Financial Condition and Results of Operations.”

Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.